UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

MCG CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-33377	54-1889518
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Wilson Boulevard, Suite 3000 Arlington, VA 22209
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 247-7500

Item 7.	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 30, 2003

Item 12.	Results of Operations and Financial Condition.

On July 30, 2003, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

The attached press release contains information calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles, or GAAP, such as distributable net operating income. The Company has included a reconciliation of distributable net operating income to net operating income before investment gains and losses, the most comparable GAAP measure, in the press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2003	MCG CAPITAL CORPORATION

	By:	/s/ BRYAN J. MITCHELL
Bryan J. Mitchell Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 30, 2003

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